Exhibit 10.1

KADMON HOLDINGS, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 1, 2016 (the “Effective Date”), among KADMON HOLDINGS, INC., a Delaware corporation (the “Company”), and the investors named on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”). Certain capitalized terms used herein and not otherwise defined have the meaning given to them in Section 14(a) hereof.

W I T N E S S E T H:

WHEREAS, the Investors, pursuant to the terms of that certain Exchange Agreement, dated as of June 8, 2016 (the “Exchange Agreement”), by and among the Company, Kadmon Pharmaceuticals, LLC, and the Investors, have acquired shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and shares of the Company’s convertible 5% preferred stock, par value $0.001 per share (the “Preferred Stock”); and

WHEREAS, the Investors have requested, and the Company has agreed to provide, certain rights with respect to the registration of the Common Stock held by the Investors (including the Common Stock issuable upon conversion of the Preferred Stock), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.             SHELF REGISTRATION.

(a)           From and after the Effective Date, the Company shall use its commercially reasonable efforts to qualify and remain qualified to register any Public Offering pursuant to a Registration Statement on Form S-3 or any successor form thereto.

(b)           Subject to the terms and conditions of this Agreement, at any time from and after the Company is eligible to use Form S-3, the Required Investors may request the Company to effect a registration under a Shelf Registration Statement relating to the offer and sale by the Investors from time to time of the Registrable Securities in accordance with the methods of distribution elected by such Investors and set forth in such Shelf Registration Statement. If the Shelf Registration Statement is not an automatic shelf registration statement (as defined in Rule 405 under the Securities Act), the Company shall use its commercially reasonable efforts to have the Shelf Registration Statement declared effective as soon as reasonably practicable after its filing and in any event within 60 days thereafter.

(c)           The Company shall only be required to effectuate one Underwritten Offering from such Shelf Registration Statement (an “Underwritten Takedown”) within any six-month period, which offering shall be deemed a Demand Registration, and may only be requested by the Required Investors or by the holders of a majority of the shares of Common Stock that are signatories to the 2015 Registration Rights Agreement. The provisions of Section

2 shall apply mutatis mutandis to such Underwritten Takedown. So long as the Shelf Registration Statement is effective, the Investors may not request any Demand Registration pursuant to Section 2 with respect to Registrable Shares that are registered on such Shelf Registration Statement.

(d)           The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement effective until the date as of which there are no longer any Registrable Securities. In the event that the Shelf Registration Statement ceases to be effective for any reason at any time (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file a subsequent Shelf Registration Statement covering all of the securities that, as of the date of such filing or designation, are Registrable Securities. If such a subsequent Shelf Registration Statement is filed (and is not already effective), the Company shall use its commercially reasonable efforts to cause the subsequent Shelf Registration Statement to become effective as promptly as practicable after such filing and to keep such subsequent Shelf Registration Statement continuously effective until the date as of which there are no longer any Registrable Securities.

(e)           Upon notice to the Investors requesting the filing of the Shelf Registration Statement, the Company may postpone effecting a registration pursuant to this Section 1 on up to two occasions during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding 90 days in the aggregate, if the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company.

(f)            If a Shelf Registration Statement is then effective, subject to Section 5, an Investor may sell Registrable Securities available for sale by it pursuant to such Shelf Registration Statement, and the Company shall pay all Registration Expenses in connection therewith (other than underwriter or broker discounts and commissions payable in connection with the sale of such Investor’s securities thereunder).

2.             DEMAND REGISTRATION.

(a)           At any time and from time to time on or after the date that is not less than 180 days after the Effective Date, upon the written request (a “Demand Notice”) of the Required Investors requesting that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities of such Investors (“Requesting Investors”), the Company shall promptly give notice of such requested registration (each such request shall be referred to herein as a “Demand Registration”) at least 10 Business Days prior to the anticipated filing date of the Registration Statement relating to such Demand Registration to the other Investors and to the holders of Other Registrable Securities and thereupon shall use its commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of (i) all Registrable Securities for which the Requesting Investors have requested registration under this Section 2(a), (ii) subject to the restrictions of Sections 2(e) and 3(d), all other Registrable Securities that any other Investors (all such Investors, the “Registering Investors”) request the Company to register pursuant to Section 3(a) by request received by the Company within 5

Business Days after the Company gives notice of the Demand Registration, and (iii) subject to the restrictions of Sections 2(e) and 3(d), all Other Registrable Securities that any holders of Other Registrable Securities (all such holders, the “Other Registering Holders”) request the Company to register pursuant to Section 3(a) by request received by the Company within 5 Business Days after the Company gives notice of the Demand Registration, all to the extent necessary to permit the disposition (in accordance with the intended method of disposition thereof as aforesaid) of the Registrable Securities to be so registered, provided that, the Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration by the Requesting Investors equals or exceeds $15,000,000. Each such Demand Notice will specify the number of Registrable Securities proposed to be offered for sale in aggregate and by each Requesting Investor and will also specify the intended method of distribution thereof.

(b)           If a Demand Registration involves an Underwritten Offering the Required Investors shall select the lead Underwriter and any additional Underwriters in connection with such offering.

(c)           Notwithstanding the foregoing provisions of this Section 2, the Investors may not request a Demand Offering during a period commencing upon the filing (or earlier, but not more than 30 days prior to such filing upon notice by the Company to the Investors that it so intends to file) of a Registration Statement for Common Stock by the Company (for its own account or for any other security holder) and ending (i) 90 days after such Registration Statement is declared effective by the SEC (or automatically becomes effective), (ii) upon the withdrawal of such Registration Statement or (iii) 30 days after such notice if no such Registration Statement has been filed within such 30-day period, whichever occurs first; provided that the foregoing limitation shall not apply if the Investors were not given reasonable opportunity, in violation of Section 3, to include their Registrable Securities in the Demand Registration Statement. In no event shall the Company be required to effect more than one Demand Registration hereunder within any six-month period.

(d)           The Requesting Investors are permitted to rescind a Demand Registration at any time. So long as the Investors theretofore participating in such rescinded Demand Registration reimburse the Company for all expenses (including reasonable fees and disbursements of counsel) incurred by the Company in connection with such rescinded Demand Registration, a rescinded Demand Registration will not count as a Demand Registration for purposes of determining when future Demand Registrations can be requested by the Required Investors pursuant to this Section 2 and any Registration Statement related to such rescinded Demand Registration shall not affect when another Demand Registration may be requested by the Required Investors pursuant to the terms of this Agreement.

(e)           If a Demand Registration involves an Underwritten Offering and any of the lead Underwriters advises the Company that, in its view, the total number or dollar amount of Registrable Securities and Other Registrable Securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the “Maximum Offering Size”), the Company will include the securities in the registration, in the following order of priority, up to the Maximum Offering Size: (i) first, all Registrable Securities requested to be registered by the Registering Investors allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Registering Investors on the basis of the relative number of Registrable Securities so requested to be included in such registration by each Registering Investor; (ii) second, all Other Registrable Securities requested to be included in such registration by any Other Registering Holder, pro rata among such Other Registering Holders on the basis of the relative number of Other Registrable Securities so requested to be included in such registration by each Other Registering Holder; and (iii) third, any securities proposed to be registered by the Company or for the account of any other third party. All persons whose securities are included in the Demand Registration must sell their securities on the same terms and conditions as apply to the securities being sold by Requesting Investors.

(f)            Upon notice to the Requesting Investors, the Company may postpone effecting a registration pursuant to this Section 2 on up to two occasions during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding 90 days in the aggregate, if the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company.

(g)           A Demand Offering and related Registration Statement will not count as a Demand Offering for purposes of determining when future Demand Offerings can be requested by the Required Investors pursuant to this Section 2 if (i) the Registration Statement relating to such Demand Offering does not become effective within 90 calendar days after the date such Registration Statement is filed with the SEC (other than by reason of any Required Investor having refused to proceed or a misrepresentation or an omission by any Required Investor) or (ii) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with such Demand Offering are not satisfied as a result of a default or breach thereunder by the Company.

3.             PIGGYBACK REGISTRATION.

(a)           Whenever the Company proposes to register an offering of any of its securities under the Securities Act (excluding (x) a Shelf Registration Statement (which shall be subject to the provisions of Section 1) and (y) the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4, or any successor forms thereto then in effect) and the registration form to be used may be used for the registration of Registrable Securities and Other Registrable Securities, it will, at each such time, give prompt written notice thereof at least 10 Business Days prior to the anticipated filing date of the Registration Statement relating to such Piggyback Registration to the Investors and to the holders of Other Registrable Securities, which notice shall set forth such Investors’ rights under this Section 3(a) and the rights of the Holders of Other Registration Rights under the 2015 Registration Rights Agreement and the 2016 Registration Rights Agreement and shall offer such Investors and such Holders of Other Registration Rights the opportunity to include in such registration statement the number of Registrable Securities and Other Registrable Securities as such Investors and Holders of Other Registration Rights, respectively, may request (a “Piggyback Registration”).

(b)           Upon the written request of any Investor and Holder of Other Registrable Securities (which request shall specify the number of Registrable Securities and Other Registrable Securities (as the case may be) intended to be registered or disposed of by such Investor or Holder of Other Registrable Securities (as the case may be)) received within 5 Business Days after the delivery of the Company’s notice of registration, the Company shall, subject to the limitations set forth in this Agreement including Section 3(d), use its commercially reasonable efforts to include in such registration under the Securities Act all Registrable Securities and Other Registrable Securities which the Investors and Holders of Other Registrable Securities, respectively, have so requested to be registered or sold.

(c)           If the Piggyback Registration is an Underwritten Offering (i) relating to a Demand Registration, the lead Underwriter and any additional Underwriters in connection with such offering shall be selected in accordance with Section 2(b), (ii) relating to a demand registration requested pursuant to the 2015 Registration Rights Agreement, the lead Underwriter and any additional Underwriters in connection with such offering shall be selected by holders of a majority of the registrable securities pursuant to the 2015 Registration Rights Agreement, and (iii) relating to an offering for the account of the Company, the lead Underwriter and any additional Underwriters in connection with the offering shall be selected by the Company.

(d)           If a Piggyback Registration involves an Underwritten Offering and any of the lead Underwriters advises the Company that, in its view, the total number or dollar amount of securities requested to be included in the registration exceeds the Maximum Offering Size, the Company will include the securities in the registration, in the following order of priority, up to the Maximum Offering Size: (i) first, so much of the securities the Company proposes to sell as would not cause the offering to exceed the Maximum Offering Size, (ii) second, (x) all Registrable Securities requested to be included in such registration by any Investor pursuant to this Section 3 and (y) all Other Registrable Securities requested to be included in such registration by any Holder of Other Registrable Securities, in the case of (x) and (y) in aggregate, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Investors and Holders of Other Registrable Securities on the basis of the relative number of Registrable Securities and Other Registrable Securities so requested to be included in such registration by each such Investor and each such Holder of Other Registrable Securities, and (iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine. All persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being sold by the Company.

(e)           If, at any time after giving notice of its intention to register any securities of the Company for the Company’s own account pursuant to Section 3(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all the Investors and Holders of Other Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities and Other Registrable Securities in connection with such registration. No registration effected under this Section 3 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2 or a Shelf Registration Statement to the extent required by Section 1.

(f)            The Company shall pay all Registration Expenses of the Company and of each Investor in connection with each Piggyback Registration (other than underwriter discounts and commissions payable in connection with the sale of such Investor’s securities thereunder).

4.             REGISTRATION PROCEDURES; COMMERCIALLY REASONABLE EFFORTS. In connection with any registration contemplated hereunder, the Company shall as expeditiously as possible:

(a)           Use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement on the appropriate form and use its commercially reasonable efforts to cause the registration to become effective as promptly as possible but in no event more than 60 calendar days after filing with the SEC or 15 calendar days if the Company receives an indication of “no review” by the SEC. At least five Business Days before filing a Registration Statement pursuant to Sections 1, 2 or 3 hereof, the Company will furnish to counsel to the Investors selling Registrable Securities in such offering (each, a “Selling Investor”, and collectively, the “Selling Investors”) copies of all documents proposed to be filed for such counsel’s review and approval, which approval shall not be unreasonably withheld or delayed;

(b)           Notify immediately each Selling Investor of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c)           Use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement necessary to keep the Registration Statement effective for 180 days or such shorter period as maybe required to sell all Registrable Securities covered by the Registration Statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the Selling Investors’ intended methods of disposition as set forth in the Registration Statement;

(d)           Furnish to each Selling Investor a sufficient number of copies of the Registration Statement and such other documents as such Selling Investor may reasonably request to facilitate the disposition of its Registrable Securities;

(e)           Use its commercially reasonable efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Selling Investor requests and will do any and all other acts and things that may be necessary or advisable to enable such Selling Investor to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f)            Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by those governmental agencies or authorities necessary to enable each Selling Investor to consummate the disposition of its Registrable Securities;

(g)                                  Notify each Selling Investor, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(h)                                 Use its commercially reasonable efforts to cause all Registrable Securities to be listed on the same securities exchange, with the same CUISIP, and with the same transfer agent, as similar securities issued by the Company are then listed;

(i)                                     Enter into such customary agreements (including an underwriting agreement in customary form) and use its commercially reasonable efforts to in connection with those agreements as the Selling Investors or the Underwriters, if any, reasonably request to expedite or facilitate the disposition of such Registrable Securities;

(j)                                    Make available for inspection by any Selling Investor, any Underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent of any Selling Investor or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any Selling Investor, Underwriter, attorney, accountant, or agent to exercise their due diligence responsibility in connection with the Registration Statement; provided that an appropriate confidentiality agreement is executed by any such Selling Investor, Underwriter, attorney, accountant, or other agent;

(k)                                 Use its commercially reasonable efforts to ensure that any lock-up agreement requested of any Investor by the lead Underwriter(s) in connection with any Underwritten Offering has a term no longer than the shorter of (i) the lock-up term agreed to by the Company and (ii) the lock-up term agreed to by any officer or director of the Company or any other Investor or Holder of Other Registrable Securities.

(l)                                     In connection with any Underwritten Offering, obtain a “comfort” letter from the Company’s independent public accountants in customary form and covering those matters customarily covered by “cold comfort” letters as the Selling Investors or the lead Underwriters request (and the letter shall be addressed to Selling Investors); and

(m)                             Furnish, at the reasonable request of any Selling Investor an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to Underwriters in an underwritten Public Offering and satisfactory to counsel representing such Selling Investors, addressed to the Underwriters, if any, and to such Selling Investors.

5.                                      SUSPENSION PERIOD.

(a)                                 The Company may suspend the use of a prospectus that is part of a Registration Statement (including, for the avoidance of doubt, a Shelf Registration Statement) for up to 30 days (or such shorter period as the Company determines in good faith is necessary under the circumstances, with extensions beyond such shorter period up to the 30 day maximum as may be required after consultation with counsel) from the date of the Suspension Notice (as defined below) and therefore suspend sales of Registrable Securities available for sale pursuant to such Registration Statement (such period, the “Suspension Period”) by providing written notice to each Investor if the Company’s board of directors determines in its reasonable good faith judgment that such suspension is in the best interests of the Company in connection with any proposal or plan by the Company to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company. The Company may not utilize more than one Suspension Period in any 12-month period, except with the consent of the Required Investors.

(b)                                 In the case of an event that causes the Company to suspend the use of a Registration Statement as set forth in Section 5(a) above (a “Suspension Event”), the Company shall give a written notice to the Selling Investors (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice (but shall not contain any material non-public information concerning the Company) and that such suspension shall continue only for so long as the Suspension Event is continuing. An Investor shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Investor agrees that such Investor shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Investor in breach of the terms of this Agreement. The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investors and to the Investors’ counsel, if any, promptly following the conclusion of any Suspension Event; provided that the Company shall deliver the End of Suspension Notice within the Suspension Period.

6.                                      REGISTRATION EXPENSES. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, Underwriters (excluding underwriting discounts and commissions) and other persons retained by the Company), and the reasonable fees of one counsel to the Selling Investors as a group (selected by a majority-in-interest of the Selling Investors) shall be borne by the Company (all such expenses being herein called “Registration Expenses”).

7.                                      INFORMATION. From time to time, the Company may require each Selling Investor to furnish to the Company information regarding the distribution of the securities subject to registration. Whenever any such Selling Investor has requested that Registrable Securities be registered pursuant to this Agreement, such Selling Investor shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as to such Selling Investor as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

8.                                      MATERIAL CHANGE. Each Selling Investor agrees that, upon receipt of any notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Selling Investor will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Selling Investor receives copies of a supplemented or amended prospectus from the Company. In addition, if the Company requests, the Selling Investor will deliver to the Company (at the Company’s expenses) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. Each Selling Investor agrees not to use any free writing prospectus unless consented to by the Company and (in the case of an Underwritten Offering) the lead Underwriter.

9.                                      INDEMNIFICATION.

(a)                                 To the full extent permitted by law, the Company agrees to indemnify each Selling Investor, its officers and directors, and each person who controls such Selling Investor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act arising out of or resulting from (i) any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the Selling Investor furnished in writing to the Company specifically stating that it is for use in the preparation thereof; or (ii) any violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws. As to any person entitled to indemnity under this Section 9(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(b)                                 Each Selling Investor will furnish to the Company in writing the information and affidavits that the Company reasonably requests for use in connection with any Registration Statement or prospectus and each such Selling Investor agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit such Selling Investor furnished in writing to the Company through an instrument duly executed by such Selling Investor specifically stating that it is for use in the preparation of such Registration Statement, prospectus or preliminary prospectus; provided, however, that the obligations of any Selling Investor hereunder shall be limited to an amount equal to the proceeds received by such Selling Investor from the sale of securities pursuant to the applicable registration statement as contemplated herein. As to any person entitled to indemnity under this Section 9(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(c)                                  Any person entitled to indemnification under this Section 9 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

(d)                                 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (x) any Selling Investor exercising rights under this Agreement, or any controlling person of any such Selling Investor, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, or (y) contribution under the Securities Act may be required on the part of any such Selling Investor or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, in each such case, the Company and such Selling Investor will contribute to the aggregate losses, claims, damages, liabilities and expenses that they may be subject to (after contribution to others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no Selling Investor will be required to contribute any amount in excess of the proceeds actually received by such Selling Investor pursuant to the Registration Statement. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(d). No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

10.                               RULE 144 AND RULE 144A; COMPANY OBLIGATIONS. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Investor reasonably may request, all to the extent required from time to time, to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

11.                               TERMINATION. This Agreement shall terminate with respect to any Investor as of the date such Investor no longer holds Registrable Securities.

12.                               SUCCESSOR ENTITY. The Company shall not change its form of organization (i.e., to a corporation, partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement.

13.                               MOST FAVORED NATION. If at any time or from time to time the Company proposes to provide registration rights to holders of Common Stock or securities convertible or exchangeable into Common Stock, that are more favorable to such holder than or in excess of those provided to the Investors hereunder, then, the Company shall give such Investors written notice in reasonable detail of such proposed registration rights, such notice to be given no less than 10 Business Days prior to the proposed granting of such registration rights (the “Company Notice”), and, at the option of holders of a majority of the Registrable Securities by written notice to the Company within 10 Business Days of the date of the Company’s notice (the “Investor Notice”), the Company shall, concurrently upon the granting of such registration rights to such holder(s), grant or provide such more favorable registration rights to the Investors. If the holders of a majority of the Registrable Securities fail to send a timely Investor Notice, the Investors shall be deemed to have waived their rights under this Section 13, but only with respect to the proposed registration rights that are set forth in the Company Notice.

14.                               INTERPRETATION OF THIS AGREEMENT.

(a)                                 Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below:

“2013 Warrantholders” means the holders of the 2013 Warrants.

“2013 Warrants” means the warrants issued in connection with that certain Second Amended and Restated Credit Agreement, dated June 17, 2013, by and among Kadmon Pharmaceuticals, the Predecessor, Macquarie US Trading LLC and the lenders party thereto from time to time.

“2015 Warrantholders” means the holders of the 2015 Warrants.

“2015 Warrants” means the warrants issued in connection with that certain Credit Agreement, dated as of August 28, 2015, among Kadmon Pharmaceuticals, the guarantors party thereto and Perceptive Credit Opportunities Fund, LP, PCOF Partners Capital Fund, LP, and GoldenTree Credit Opportunities, LP, as the lenders.

“2015 Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of August 28, 2015, by and among the Predecessor and the holders from time to time of $114,760,000 aggregate original principal amount of 13.0% Second-Line Convertible PIK Notes issued by the Predecessor’s wholly owned subsidiary, Kadmon Pharmaceuticals, LLC.

“2016 Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of [    ], 2016, by and among the Predecessor, Kadmon I, LLC, acting on behalf of itself and the other members of the Predecessor, the 2013 Warrantholders and the 2015 Warrantholders.

“Agreement” is defined in the recitals.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, provided, that any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Common Stock” is defined in the recitals.

“Company Notice” is defined in Section 14.

“Demand Notice” is defined in Section 2(a).

“Demand Offering” is defined in Section 2(a).

“Effective Date” is defined in the introductory paragraph.

“Exchange Agreement” is defined in the recitals.

“End of Suspension Notice” is defined in Section 5(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Holders of Other Registrable Securities” shall mean the holders of registration rights under the 2015 Registration Rights Agreement and the 2016 Registration Rights

Agreement.

“Investor” shall mean any Investor and their respective transferees of Registrable Securities.

“Investor Notice” is defined in Section 13.

“Kadmon Pharmaceuticals” means Kadmon Pharmaceuticals, a wholly owned subsidiary of the Company.

“Maximum Offering Size” shall have the meaning set forth in Section 2(e).

“Other Registrable Securities” means Common Stock registrable under the 2015 Registration Rights Agreement and the 2016 Registration Rights Agreement.

“Predecessor” means Kadmon Holdings, LLC, the predecessor to the Company.

“Preferred Stock” is defined in the recitals.

“Public Offering” means any sale or distribution to the public of Common Stock of the Company by each of the Company, any Investor, their respective designees or another holder of securities of the Company pursuant to an offering validly registered under the Securities Act.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Registrable Securities” shall mean (i) any shares of Common Stock acquired by the Investors pursuant to the Exchange Agreement, (ii) any shares of Common Stock acquired by the Investors upon a conversion of the shares of Preferred Stock held by such Investor and (iii) any other securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clauses (i)-(ii) by reason of any dividend, distribution or Common Stock split, combination of shares of Common Stock, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided, that a Registrable Security shall cease to be a Registrable Security when it is registered under the Securities Act and disposed of in accordance with the registration statement covering it.

“Registration Expenses” is defined in Section 6.

“Requesting Investors” shall have the meaning set forth in Section 2(a).

“Required Investors” shall mean, at any time of determination, Investors holding a majority of the Common Stock (i) theretofore issued upon conversion of shares of Preferred

Stock (and constituting Registrable Securities at such time) or (ii) issuable upon conversion of the shares of Preferred Stock then outstanding.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“SEC” shall mean the Securities and Exchange Commission.

“Shelf Registration Statement” means a “shelf” Registration Statement filed under the Securities Act on Form S-3 providing for the registration of, and the sale on a continuous or delayed basis by the Investors of all of the Registrable Securities pursuant to Rule 415 and/or any similar rule that may be adopted by the SEC, filed by the Company pursuant to Section 1 of this Agreement.

“Suspension Event” is defined in Section 5(b).

“Suspension Notice” is defined in Section 5(b).

“Suspension Period” is defined in Section 5(a).

“Underwriter” means, with respect to any Underwritten Offering, a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Public Offering in which an Underwriter, placement agent or other intermediary participates in the distribution of Registrable Securities.

“Underwritten Takedown” is defined in Section 1(c).

(b)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART.

(c)                                  Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

15.                               MISCELLANEOUS.

(a)                                 Notices.

(i)                                     All communications under this Agreement shall be in writing and shall be delivered in accordance with Section 7.6 of the Exchange Agreement.

(b)                                 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Investors pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(c)                                  Successors and Assigns. The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. The Investors may assign their rights and obligations hereunder to any transferee of their Registrable Securities who enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit A. By delivering an executed Joinder Agreement, such additional persons shall be deemed to be a party thereto and such Joinder Agreement shall be a part of this Agreement.

(d)                                 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Required Investors. No waiver by any party of any of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach.

(e)                                  Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(f)                                   Third Parties. Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto.

(g)                                  Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement. The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement. If any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(h)                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[The remainder of this page is intentionally blank - signatures on next page.]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THE COMPANY

KADMON HOLDINGS, INC.

By:	Illegible

Name:
Title:

[Signature Page to Registration Rights Agreement]

INVESTORS:

MACQUARIE BANK LIMITED

By:	/s/ Andrew Gates
Name: Andrew Gates
Title: Division Director

By:	/s/ Andrew Mitchell
Name: Andrew Mitchell
Title: Division Director

[Signature Page to Registration Rights Agreement]

SPCP GROUP, LLC

By:	/s/ Michael A. Gatto
Name: Michael A. Gatto
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

SAN BERNARDINO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

GOLDENTREE 2004 TRUST

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

GT NM, L.P.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

GN3 SIP LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

STELLAR PERFORMER GLOBAL SERIES: SERIES G — GLOBAL CREDIT

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Signature Page to Registration Rights Agreement]

GOLDENTREE INSURANCE FUND SERIES
INTERESTS OF THE SALI MULTI-SERIES
FUND, LP

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

EXHIBIT A

JOINDER AGREEMENT

By executing this JOINDER AGREEMENT, the undersigned hereby agrees to become a party to the Registration Rights Agreement dated as of [        ], 2016, by and among Kadmon Holdings, Inc., a Delaware corporation, and the Investors (as defined therein) signatory thereto, and that he/she/it will have all the rights and obligations of an Investor provided under such Registration Rights Agreement.

Dated:

[NAME]

By:
Name:
Title:

Address:

Email:

Facsimile No.: